                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                               ---------------

                                 FORM 8-K/A
                                AMENDMENT TO
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of
earliest event reported):                                         March 31, 1996

                         THE FRESH JUICE COMPANY, INC.
            ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

 Delaware                        0-15320                   11-2771046
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 (State or other                 (Commission file          (IRS employer
  jurisdiction of                 number)                   identification no.)
  incorporation)



      35 Walnut Avenue, Suite 4, Clark, New Jersey                      07066
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        (Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code:         (732) 396-1112
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                 Item 5.  Other Events.

                 This Form 8-K/A is being filed as an amendment to a Current Report on Form 8-K previously filed by The Fresh Juice Company, Inc. (the "Company") on April 11, 1996 which reported on, among other items, the merger of the Company and The Ultimate Juice Company, Inc. on March 31, 1996 (the "April 1996 Form 8-K). This amendment is being filed for the sole purpose of correcting an exhibit filed with the April 1996 Form 8-K. Through inadvertance, the April 1996 Form 8-K filed by the Company included as Exhibit 10(d) a draft of the Company's employment agreement with Steven Smith. The final version of that employment agreement was not filed as an exhibit to the April 1996 Form 8-K.

         This amendment is intended to correct that error and file the final employment agreement between the Company and Steven Smith, as executed, as
Exhibit 10(d).

                 Item 7.  Financial Statements and Exhibits.

                 EXHIBIT NO.                       DESCRIPTION
                 10(d)                             Employment Agreement dated March 31, 1996
                                                   with Steven Smith





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                                   SIGNATURE

                 PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                          THE FRESH JUICE COMPANY, INC.



                          By:  /s/ Steven M. Bogen
                             -------------------------------------------------
                                    Steven M. Bogen, Chief Executive Officer


Dated:  January 6, 1998





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                               INDEX TO EXHIBITS

                 EXHIBIT NO.                       DESCRIPTION

                 10(d)                             Employment Agreement dated March 31, 1996
                                                   with Steven Smith





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